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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 21, 2003
                         ASCENTIAL SOFTWARE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        DELAWARE               000-15325                       94-3011736
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  (State or Other Juris-       (Commission                   (IRS Employer
 diction of Incorporation      File Number)                Identification No.)

    50 WASHINGTON STREET                                        01581
 WESTBOROUGH, MASSACHUSETTS
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(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (508) 366-3888
                                 NOT APPLICABLE.
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12,
"DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

      On April 21, 2003, Ascential Software Corporation announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 21, 2003        ASCENTIAL SOFTWARE CORPORATION

                                 By:   /s/ Robert C. McBride
                                     -------------------------------------
                                      Robert C. McBride
                                      Vice President and Chief Financial Officer
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                                  EXHIBIT INDEX

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Exhibit No.               Description
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

99.1                      Press release dated April 21, 2003
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